Investor Presentation

Q2 2024

PRIME MERIDIAN
HOLDING COMPANY

Forward Looking Statements

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

About Non-GAAP Financial Measures

Certain of the financial measures and ratios we present including "pre-tax, pre-provision (PTPP) operating earnings," "PTPP return on average common equity," "PTPP return on average assets," and "adjusted average loan yield" are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to those financial measures and ratios as "non-GAAP financial measures." We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results.

We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present, and future periods.

These non-GAAP measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures is included at the end of the financial statement tables.

Glossary of Terms

- Q1-21 or Q1 2021 – First Quarter of 2021
- Q2-21 or Q2 2021 – Second Quarter of 2021
- Q3-21 or Q3 2021 –Third Quarter of 2021
- Q4-21 or Q4 2021 – Fourth Quarter of 2021
- Q1-22 or Q1 2022 – First Quarter of 2022
- Q2-22 or Q2 2022 – Second Quarter of 2022
- Q3-22 or Q3 2022 – Third Quarter of 2022
- Q4-22 or Q4 2022 – Fourth Quarter of 2022
- Q1-23 or Q1 2023 – First Quarter of 2023
- Q2-23 or Q2 2023 – Second Quarter of 2023
- Q3-23 or Q3 2023 – Third Quarter of 2023
- Q4-23 or Q3 2023 – Fourth Quarter of 2023
- Q1-24 or Q1 2024 – First Quarter of 2024
- Q2-24 or Q2 2024 – Second Quarter of 2024
- 2023Y – Fiscal Year 2023
- 2022Y – Fiscal Year 2022
- 2021Y – Fiscal Year 2021
- Annualized – Calculated to reflect a rate based on a full year
- ACL – Allowance for Credit losses
- CAGR – Compound annual growth rate
- CECL – Current Expected Credit Losses
- COF – Cost of funds
- COVID-19 – Pandemic-related virus
- CRE – Commercial real estate
- Efficiency ratio – Ratio of noninterest expense to sum of total net interest income and noninterest income
- FTE – Full time equivalent
- GAAP – Generally accepted accounting principles
- MM – Dollars in millions
- NPA – Nonperforming assets
- NPL – Nonperforming loans
- OTCQX – OTC Exchange
- PMB – Prime Meridian Bank
- PMHG – Prime Meridian Holding Company
- PPP – SBA's Paycheck Protection Program related to COVID-19
- PTPP – Pre-tax pre-provision
- ROAA – Return on average assets
- ROAE – Return on average equity
- SBA – Small Business Administration

Company Profile

Q2 2024 Overview

Ticker	PMHG (OTCQX)
Market Capitalization	$73.1 million (as of 6/30/2024)
Price / TBV[1]	87.6% (as of 6/30/2024)
Assets	$893.4 Million
Loans, net	$684.8 Million
Deposits	$790.4 Million
Shareholders' Equity	$83.5 Million
NPAs [2]/ Assets	0.34%
Leverage Ratio (Company)	10.41%
Leverage Ratio (Bank)	10.32%
Shares Outstanding	3,293,863
Institutional Ownership	Less than 25%
Bank Website	www.PrimeMeridianBank.com
Investor Website	Investors.PrimeMeridianBank.com



ALABAMA
GEORGIA
FLORIDA
Macon
Columbus
Savannah
Albany
Dothan
Brunswick
Thomasville
Mobile
Fort Walton Beach
Pensacola
Destin
Panama City Beach
Panama City
Jacksonville
Tallahassee[2]
Crawfordville
Lake City
St Augustine
Gainesville
Ocala
Daytona Beach
Orlando
Lakeland
Kissimmee
Vero Beach
Clearwater
Tampa
St Petersburg
LOCATIONS BY COUNTY
Leon (2)
Polk (1)
Wakulla (1)

(1) TBV = Tangible Book Value
(2) NPAs = Nonperforming Assets

Data as of 6/30/2024

INVESTMENT CONSIDERATIONS

Financial	✓ History of profitable operations, driven by strong organic loan growth and core deposit base ✓ Continued emphasis on expense management and historically stable operating efficiency ratio ✓ Net Interest Margin is consistent with peer group
Credit Quality	✓ Corporate-banking style underwriting philosophy within community banking model ✓ Conservative risk culture with focus on credit, interest rate and compliance risk management ✓ Long history of disciplined credit process and strong asset quality. NPAs of 0.34% at 6/30/2024
Capital and Liquidity	✓ Tier 1 Leverage of 10.32% (Bank) ✓ Tangible book value per share of $25.35 ✓ Current liquidity resources and access to capital provides capacity for additional growth and loan funding
Growth and Strategy	✓ Personalized client service guided by core values ✓ Operating in attractive growth markets (North and Central Florida) ✓ Targeting additional locations in North/Central Florida, South Georgia, and South Alabama
Experienced Local Management Team	✓ Energetic and experienced management team ✓ Strong credibility with regulators and investors ✓ Meaningful insider ownership is aligned with shareholder interest

Profile | Management Team

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations



Sammie D. Dixon, Jr.
Vice Chairman, President and Chief Executive Officer
Age: 54 | 26 years banking experience



Chris L. Jensen, Jr.
Executive Vice President and Chief Lending Officer
Age: 67 | 44 years banking and lending experience



Susan Payne Turner
Executive Vice President and Chief Risk Officer
Age: 57 | 41 years banking experience



Monté L. Ward
Executive Vice President and Chief Information Officer
Age: 43 | 20 years banking and information security experience



Clint F. Weber
Executive Vice President and Chief Financial Officer
Age: 42 | 20 years banking and credit experience

Company Personnel

- ✓ Average Age
  - Entire Team[1] 41.6
  - Executive Officers 52.6
  - All Officers 47.4

FTEs [1] 113.0

- ✓ Employees, Management and Director Ownership: 24.3%
- ✓ Prime Meridian Bank Employees Who Own PMHG: 47.8%

Data as of 6/30/2024

Corporate Culture

MISSION	Building bankers to serve our clients and community in order to optimize shareholder value.
PURPOSE	Banking done right, right away.
CORE VALUES	• **Passion** – level of intense excellence and commitment beyond simply meeting requirements • **Grace** – high level of service with courtesy and compassion • **Integrity** – doing the right thing because it's the right thing to do • **Tenacity** – culture of looking at new ideas, tackling challenges and overcoming obstacles • **Accountability** – personally accepting full and ultimate responsibility as well as holding one another accountable

Corporate Culture

A Different Banking Model

- ✓ Prime Meridian Bank promotes and maintains a culture of openness and transparency to encourage exposure of team members to all aspects of banking.
- ✓ Team members, executive officers and board members interact to resolve issues without the typical top/down or bottom/up paths.


PRIME MERIDIAN BANK
Let's think of a few good reasons why it CAN be done!

SEMINOLE 100

2018, 2019, 2020, 2021, 2022, 2023, 2024
Seminole 100 recognizes the 100 fastest-growing Florida State university (FSU) alumni-owned businesses as recognized by The Jim Moran Institute For Global Entrepreneurship at FSU's College of Business, the FSU Alumni Association and EY

5 Star Rating
57 consecutive quarters by Bauer Financial, the nation's leading bank rating and research firm

Tallahassee Magazine's 2021 BEST of Tallahassee

Voted by readers of Tallahassee Magazine 2018, 2020, 2021

Best Banks TO WORK FOR 2023
AMERICAN BANKER
Annually since 2015

FINANCIAL HIGHLIGHTS

$0.54
Diluted EPS
GAAP Q2-24

$0.84
Diluted EPS
PTPP Q2-24

0.81% ROAA
GAAP Q2-24

1.27% ROAA
PTPP Q2-24

2.15%
Costs of Deposits
Q2-24

26%
DDA/Total Deposits
Q2-24

8.70%
ROAE
GAAP Q2-24

13.59%
ROAE
PTPP Q2-24

17.58%
Net Loans CAGR
2019-2023

65.02%
Efficiency Ratio
Q2-24

87.33%
Loan/Deposit
Ratio
Q2-24

Diluted Earnings Per Share



$1.42
$2.74
$2.66
$3.42
$3.03
$4.27
$2.68
$3.97
$0.54
$0.84
2020
2021
2022
2023
Q2-24
GAAP
Operating PTPP

Return on Average Assets



0.75%
1.45%
1.11%
1.43%
1.14%
1.60%
1.07%
1.58%
0.81%
1.27%
2020
2021
2022
2023
Q2-24
GAAP
Operating PTPP

Book Value Per Common Share



$19.32
$21.42
$21.19
$24.53
$25.35
2020
2021
2022
2023
Q2-24

Return on Average Equity



7.77%
14.99%
12.81%
16.51%
14.77%
20.79%
11.91%
17.65%
8.70%
13.59%
2020
2021
2022
2023
Q2-24
GAAP
Operating PTPP

See Non-GAAP Reconciliation on pages 33 & 34

Net Interest Drivers

(dollars in millions and represents average period-ending balance)

Average Securities Yield


2.63%
2.67%
2.74%
2.68%
2.78%
$140.7
$137.7
$134.7
$133.6
$122.5
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

Average Loan Yield


5.52%
5.76%
5.96%
5.99%
6.14%
$613.3
$620.3
$643.2
$660.0
$685.9
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

Net Loans

Average Cost of Interest-Bearing Liabilities


1.72%
2.19%
2.57%
2.75%
2.96%
$540.4
$547.0
$561.2
$571.0
$587.5
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24

Average Cost of Funds


1.26%
1.62%
1.90%
2.06%
2.22%
$195.7
$192.7
$198.7
$191.3
$195.0
$540.4
$547.0
$561.2
$571.0
$587.5
Q2-23
Q3-24
Q4-23
Q1-24
Q2-24

Noninterest-Bearing Deposits

Interest-Bearing Liabilities

Source: S&P Global and internal company documents

Building Franchise Value

Total Assets (in millions)



CAGR – 14.3%
$501
$647
$841
$815
$855
$893
2019
2020
2021
2022
2023
Q2-24

Net Loans (in millions)



CAGR – 17.6%
$338
$410
$589
$646
2019
2020 Adjusted(1)
2021 Adjusted(1)
2022 Adjusted (1)
2023
Q2-2024

Net Loans

Net Loans (Adjusted)(1)

(1) See Non-GAAP Reconciliation on Page 35

Excludes HFS & PPP Loans

Total Deposits (in millions)



CAGR – 14.4%
$438
$501
$763
$732
$749
$790
2019
2020
2021
2022
2023
Q2-24

Average Cost of Total Deposits (percent)



0.89
0.57
0.30
0.33
1.33
2.15
2019
2020
2021
2022
2023
Q2-24

All financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Building Shareholder Value

Total Common Equity (in millions)



CAGR – 9.3%
$56
$60
$67
$67
$80
$84
2019
2020
2021
2022
2023
Q2-24

Net income (in thousands)



$3,542
$4,458
$8,347
$9,681
$8,708
$1,774
2019
2020
2021
2022
2023
Q2-24

Book Value Per Share



CAGR – 8.8%
$17.51
$19.32
$21.42
$21.19
$24.53
$25.35
2019
2020
2021
2022
2023
Q2-24

Earnings Per Share (Basic)



$1.12
$1.42
$2.67
$3.07
$2.71
$0.54
2019
2020
2021
2022
2023
Q2-24

Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, $18.0 million in our stock offering concluded May 15, 2017, and just under $1.0 million through a Private Placement Offering concluded September 25, 2019. During the first quarter of 2020, the Company repurchased 82,784 shares for $1.2 million. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

STRONG RECORD OF PRE-TAX PRE-PROVISION (PTPP) PERFORMANCE (NON-GAAP)

PTPP Operating Earnings (Non-GAAP, in thousands)



$5,765
$8,603
$10,760
$13,627
$12,898
$2,771
2019
2020
2021
2022
2023
Q2-24

PTPP Earnings Per Share, Fully Diluted (Non-GAAP)



$1.82
$2.74
$3.42
$4.27
$3.97
$0.84
2019
2020
2021
2022
2023
Q2-24

PTPP Return on Average Assets (Non-GAAP) %



1.26
1.45
1.43
1.60
1.58
1.27
2019
2020
2021
2022
2023
Q2-24

PTPP Return On Average Equity (Non-GAAP) %



10.84
14.99
16.51
20.79
17.65
13.59
2019
2020
2021
2022
2023
Q2-24

ROAA non-GAAP is calculated as PTPP / Average Assets. ROAE non-GAAP is calculated as PTPP before amortization of intangibles (None) / Average Common Equity.
Source: Internal company documents and documents filed with SEC. See Non-GAAP Reconciliation on Page 33 & 34.

Balance Sheet – Bond Portfolio Statistics



Investment Securities Segmentation
Municipals
25.82%
Agency/Treasury
20.63%
Asset Backed
4.40%
MBS
49.15%
Agency/Treasury
MBS
Asset Backed
Municipals

Portfolio: June 30, 2024
Total Investments: $113.1 million
Net Unrealized Gain (Loss) AFS: ($8.0 million)

QUARTER	EFFECTIVE DURATION	AVG YIELD	AVG LIFE
2Q24	3.85	2.78%	5.24
1Q24	3.45	2.68%	4.68
4Q23	3.45	2.74%	4.68
3Q23	3.62	2.67%	4.95
2Q23	3.74	2.63%	5.17
1Q23	3.81	2.64%	5.28
4Q22	3.93	2.64%	5.43
3Q22	4.07	2.43%	5.63
2Q22	4.16	2.22%	5.53

Data as of 6/30/2024

INTEREST RATE SENSITIVITY

- Fixed Rate Loans $200.8 million
  - * Weighted Average Maturity 5.3 years
- Variable Rate Loans $489.5 million
  - * $189.0 million ST Variable Rate (0-12 Month reset)
  - * $300.5 million LT Variable Rate (>12 Month reset)

Fixed vs Variable Rate Loans

in millions



$189.0
27.4%
$200.8
29.1%
$300.5
43.5%
Fixed Rate
LT Variable
ST Variable

% Change in Projected Baseline Net Interest Income Immediate and Parallel Shock-Static Balance Sheet

Change in Interest Rates	0-12 Months	13-24 Months
+2.00%	(4.68)%	(0.82)%
+1.00%	(2.10)%	(0.24)%
Current	-%	-%
-1.00%	2.12%	(0.06)%
-2.00%	3.69%	(0.77%)

Data as of 6/30/2024

DISCIPLINED CREDIT PROCESSES
(in thousands)

Granular Portfolio – Lending Exposure Limits

Concentration limits set for primary segments of the portfolio.

Internal company data as of 6/30/2024

✓ Secured Legal Limit – Bank	$ 22,687
✓ Secured In-House Limit	$ 8,000
✓ Top 25 Relationships	$ 174,159

STRUCTURE
- Decentralized underwriting for strong and responsive relationship management
- Centralized approval structure, with all requests published to senior approving officers
- Regularly-scheduled Directors' Loan Committee meetings
- Centralized document preparation and servicing outside of loan production

PROCESS
- Corporate-banking style underwriting philosophy, within a community banking model
- Monthly post-approval meetings to educate relationship managers
- Monthly reviews of all criticized assets
- Semi-annual external third-party loan reviews

POLICY
- Ongoing review and enhancements to credit policy
- Monthly reviews of portfolio limits and concentrations
- CECL was implemented January 2023 for small SEC-filing institutions

CRE Commitments & Exposure
(dollars in thousands)

- ✓ As part of its overall risk management program, Prime Meridian Bank pursues a program of controlled growth in its Commercial Real Estate (CRE) portfolio and maintains its CRE exposure within regulatory guidelines

Total Risk Based Capital - Bank	$	96,031
Total Loans	$	690,258

Commercial Real Estate Loans		**Funded**		**Committed**	**Committed as % of Capital**		**Funded % of Portfolio**	
Construction, Land Development, and Other	$	94,665	$	27,549	127.26	%	13.72	%
Multifamily		35,437		1,253	38.21	%	5.14	%
Nonfarm Nonresidential		217,814		3,132	230.08	%	31.57	%
Less: Improved Owner-Occupied CRE		(109,253)		(2,264)	(116.13)	%	(15.83)	%
Total - Bank	**$**	**238,663**	**$**	**29,670**	**279.42**	**%**	**34.60**	**%**

Source: internal company documents as of 6/30/2024

Loan Portfolio

Total Loans (in millions)

Loans (in thousands)

Real Estate Mortgage Loans		
Commercial Real Estate (CRE)	$	212,711
Residential Real Estate and HELOC		290,546
Construction		90,166
Total Real Estate Mortgage		593,423
Commercial		90,926
Consumer and Other		5,909
Total Loans		690,258
Deferred Loan Fees, Net		(214)
Less: ALLL		(5,282)
Loans, Net	$	684,762

Source: internal company documents as of 6/30/2024



$470
$538
$619
$690
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
29%
33%
33%
31%
36%
38%
38%
42%
9%
13%
13%
13%
11%
0%
0%
14%
14%
15%
13%
1%
1%
1%
1%
June 30, 2021
June 30, 2022
June 30, 2023
June 30, 2024
Loan Portfolio Composite Comparison
Commercial Real Estate (CRE)
Residential Real Estate and HELOC
Construction
PPP
Commercial
Consumer and Other

RESIDENTIAL LOAN PORTFOLIO

Total Residential Loans (in millions)	$170	$209	$234	$291

Residential Loans (in thousands)

Residential Real Estate and HELOC		
1-4 Owner-Occupied & HELOC	$	188,308
1-4 Non-Owner-Occupied		60,801
Multifamily		41,437
Total	**$**	**290,546**

Source: internal company documents as of 6/30/2024



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
54%
29%
17%
56%
29%
15%
65%
25%
10%
65%
21%
14%
June 30, 2021
June 30, 2022
June 30, 2023
June 30, 2024
Residential Loan Portfolio Composite Comparison
1-4 Owner-Occupied & HELOC
1-4 Non-Owner-Occupied
Multifamily

CRE Loan Portfolio

- CRE represents the Bank's second largest loan category with Owner Occupied and Non-Owner Occupied making up 15.8% and 15.0% of the total loan portfolio.
- Office accounts for 31.0% ($33.8 million) and 15.0% ($15.6 million) of Owner Occupied and Non-Owner Occupied respectively.



Owner Occupied CRE by Type
Other 8.7%
Restaurant 6.1%
Office 31.0%
Warehouse 16.5%
Retail 37.7%
Office
Retail
Warehouse
Restaurant
Other



Non-Owner Occupied CRE by Type
Other 7.7%
Office 15.0%
Hotel 20.0%
Restaurant 1.7%
Warehouse 11.7%
Retail 43.9%
Office
Retail
Warehouse
Restaurant
Hotel
Other

Source: internal company documents as of 6/30/2024

CORE FUNDING

Total Deposits (in millions)	$683	$785	$703	$790

✓ Company's deposit franchise is comprised of **26%** noninterest-bearing deposits

Deposits (in thousands)

Noninterest-Bearing	$ 206,158
Money Market Accounts	301,570
NOW	153,543
Savings	24,049
Time Deposits	105,050
Total	**$ 790,370**

Source: internal company documents as of 6/30/2024



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
29%
41%
19%
4%
7%
27%
42%
21%
5%
5%
27%
37%
23%
4%
9%
26%
38%
20%
3%
13%
June 30, 2021
June 30, 2022
June 30, 2023
June 30, 2024
Core Funding Composite Comparison
Noninterest-Bearing
Money Market
NOW
Savings
Time Deposits

CORE FUNDING

Deposit Highlights Q2 2024

- Diversified core deposit base and balanced distribution between commercial and retail clients.
- Average balance per account of $49,681
- Non-core funding represents $62.3 million, or 10.7% of total interest-bearing liabilities.
- Q2-24 average cost of funds of 2.22%.

Deposit Volume by Client Mix



Public
8%
Commercial
48%
Consumer
44%
Commercial
Consumer
Public

Source: internal company documents as of 6/30/2024

Deposits by Product Type

Deposit Type	Balance (in 000s)	Count	Avg Per Account
Non-Interest Bearing	$206,158	7,992	$25,796
Money Market	$301,570	1,643	$183,548
NOW	$153,543	3,246	$47,302
Savings	$24,049	2,165	$11,108
Time Deposits	$105,050	863	$121,727
Total	$790,370	15,909	$49,681

NON-MATURITY DEPOSITS

- Average net new non-maturity deposit volume of $31.8 million, and 285 net new accounts for 2nd quarter 2024.
- Focus on noninterest-bearing and NOW accounts.
- 5.8% year-over-year growth in the number of non-maturity deposit accounts.


Net New Non-Maturity Deposit Accounts
350
300
250
200
150
100
50
0
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
106
69
36
28
106
81
61
18
131
13
11
12
192
82
29
9
162
61
31
31
Non-interest bearing
NOW
Money market
Savings


Net New Non-Maturity Deposit Volume
(in thousands)
$33,000
$28,000
$23,000
$18,000
$13,000
$8,000
$3,000
-$2,000
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
Noninterest-bearing
NOW
Money market
Savings

Above data represents new accounts net of closed accounts. Volume is represented as QTD average balance of new accounts net of closed accounts.

Source: internal company documents

LIQUIDITY AND FLEXIBILITY

Cash and Cash Equivalents		Unpledged Debt Securities (Fair Value)	Available Credit Lines		Maximum Available Brokered + Wholesale
$50.9 million	+	$93.9 million	$177.9 million	+	$223.3 million

On-Balance Sheet Liquidity: $144.8 million

+

Off-Balance Sheet Liquidity: $401.2 million

TOTAL LIQUIDITY

$546.0 million

69.1% of Total Deposits

Data as of 6/30/2024

As of June 30, 2024, the Bank's estimated uninsured deposits were $264.5 million, or 36.3% of total deposits, excluding collateralized deposits from respective totals. The Bank's total estimated uninsured deposits is $326.9 million, or 41.4% of total deposits, including collateralized deposits. Total liquidity is $546.0 million, or 69.1% of total deposits, and is 167% of estimated uninsured deposits as of June 30, 2024.

Asset Quality



NPAs(1) / Total Assets (%)
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.52
0.19
0.00
0.09
0.40
0.34
2019
2020
2021
2022
2023
Q2-24

(1) NPA = Nonperforming Assets

Source: S&P Global and internal company documents. All financial data as of December 31 of the respective year unless otherwise noted.

Deposit Market Share

Institution	State	Type	2023 Rank	2022 Rank	2023 Total Deposit Market Share (%)	2022 Total Deposit Market Share (%)	YoY Deposit Growth 2023 (%)	5-Year Deposit CAGR 2023 (%)
Leon, FL								
Wells Fargo Bank NA	SD	Bank	1	1	18.34	22.48	(24.94)	5.01
Capital City Bank	FL	Bank	2	2	17.04	15.08	3.94	9.44
Bank of America NA	NC	Bank	3	3	15.66	15.01	(4.02)	11.82
Truist Bank	NC	Bank	4	4	11.80	12.83	(15.43)	(1.62)
Prime Meridian Bank	*FL*	*Bank*	*5*	*5*	*6.95*	*7.18*	*(10.97)*	*13.86*
Hancock Whitney Bank	MS	Bank	6	6	6.30	4.98	16.35	10.14
The First Bank	MS	Bank	7	8	4.29	4.34	(9.01)	0.92
Centennial Bank	AR	Bank	8	9	4.19	4.23	(8.98)	3.82
Synovus Bank	GA	Bank	9	10	4.06	4.04	(7.64)	3.01
Regions Bank	AL	Bank	10	7	3.99	4.65	(21.18)	(3.10)
Thomasville National Bank	GA	Bank	11	11	1.94	1.88	(5.29)	-
Ameris Bank	GA	Bank	12	12	1.81	1.26	31.91	66.47
JPMorgan Chase Bank NA	OH	Bank	13	13	1.52	0.79	77.07	-
ServisFirst Bank	AL	Bank	14	-	0.69	0.00	-	-
American Commerce Bank NA	GA	Bank	15	14	0.61	0.53	4.87	(1.53)
PeoplesSouth Bank	GA	Bank	16	15	0.52	0.51	(7.12)	5.17
MidSouth Bank	AL	Bank	17	16	0.23	0.19	10.08	-
SmartBank	TN	Bank	18	-	0.06	0.00	-	-
Polk, FL								
Prime Meridian Bank	*FL*	*Bank*	*16*	*16*	*0.24*	*0.27*	*(1.48)*	*-*
Wakulla, FL								
Centennial Bank	AR	Bank	1	1	61.30	62.30	3.75	9.76
Ameris Bank	GA	Bank	2	3	15.23	10.38	54.65	12.48
Prime Meridian Bank	*FL*	*Bank*	*3*	*2*	*15.07*	*17.33*	*(8.29)*	*17.14*
Capital City Bank	FL	Bank	4	4	8.39	9.99	(11.42)	9.85

Source: S&P Global: Market share analysis excludes non-retail deposits. [1]Lakeland, FL office (Polk County) opened April 16, 2019.
Note: Deposit rankings for 2023 and 2022 and other data in this table are pro forma for all acquisitions announced after June 30, 2023 and up to including the date of this table (September 23, 2023).

Appendix | TABLES

Financial Highlights (unaudited)

(dollars in thousands except per share amounts)

	2Q'24	1Q'24	4Q'23	3Q'23	2Q'23
Per Share Data:					
Earnings per common share - Basic	$ 0.54	$ 0.59	$ 0.56	$ 0.66	$ 0.71
Earnings per common share - Diluted	$ 0.54	$ 0.59	$ 0.55	$ 0.66	$ 0.70
Book value per common share	$ 25.35	$ 24.71	$ 24.53	$ 22.91	$ 23.25
Common shares outstanding	3,293,863	3,295,265	3,259,881	3,263,733	3,190,052
Weighted-average basic common shares outstanding	3,295,423	3,275,401	3,259,247	3,214,323	3,189,353
Weighted-average diluted common shares outstanding	3,310,628	3,298,555	3,299,212	3,235,920	3,201,531
Selected Performance Ratios and Other Data:					
Return on average assets(1)	0.81%	0.91%	0.87%	1.03%	1.10%
Return on average equity(1)	8.70	9.61	9.85	11.31	12.31
Average yield on earning assets	5.63	5.44	5.40	5.21	4.98
Net interest margin(2)	3.55	3.51	3.61	3.68	3.78
Efficiency ratio(3)	65.02	63.81	59.99	61.45	57.84
Noninterest expense/average assets(1)	2.36	2.27	2.20	2.29	2.21
Asset Quality Data:					
Nonaccrual loans	$ 3,029	$ 3,446	$ 2,335	$ 1,112	$ 1,391
Loans 90 days past due and still accruing	-	-	1,110	367	-
Other real estate owned	-	-	-	117	-
Total nonperforming assets	3,029	3,446	3,445	1,596	1,391
Nonperforming assets/total assets	0.34%	0.40%	0.40%	0.19%	0.17%
Loans 30-89 days past due	635	$ 4,447	$ 5,353	$ 1,060	$ 826
Total loans	690,258	672,836	651,928	633,982	619,465
Loans 30-89 days past due/total loans	0.09%	0.66%	0.82%	0.17%	0.13%
Net charge-offs/average loans (1)	0.47	-	-	0.03	0.23
Capital Ratios:					
Tier 1 Leverage Capital Ratio (Company)	10.41%	10.44%	10.29%	10.34%	10.14%
Common Equity Tier 1 Capital Ratio (Company)	13.39	13.28	13.37	13.42	13.22
Tier 1 Risk-Based Capital Ratio (Company)	13.39	13.28	13.37	13.42	13.22
Total Risk-Based Capital Ratio (Company)	14.17	14.13	14.22	14.19	13.97
Tangible Common Equity Ratio(4) (Company)	9.35	9.44	9.36	8.99	9.03
Tier 1 Leverage Capital Ratio (Bank)	10.32	10.35	10.15	10.18	9.98
Common Equity Tier 1 Capital Ratio (Bank)	13.29	13.16	13.18	13.23	13.00
Tier 1 Risk-Based Capital Ratio (Bank)	13.29	13.16	13.18	13.23	13.00
Total Risk-Based Capital Ratio (Bank)	14.09	14.02	14.03	13.99	13.76
Tangible Common Equity Ratio(4) (Bank)	9.27	9.38	9.22	8.84	8.87

(1) Annualized on a 30/360 basis
(2) Net interest margin is net interest income divided by total average interest-earnings assets, annualized.
(3) Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.
(4) Tangible Common Equity is a non-GAAP financial measure.

Condensed Consolidated Statements of Earnings

(in thousands except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30	
	2024	2023	2024	2023
	Unaudited		*Unaudited*	
Interest income:				
Loans	$ 10,627	$ 8,570	$ 20,589	$ 16,614
Debt securities	852	925	1,748	1,858
Other	259	184	466	406
Total interest income	11,738	9,679	22,803	18,878
Interest expense:				
Deposits	4,090	1,917	7,767	3,450
FHLB advances and other borrowings	254	409	509	520
Total interest expense	4,344	2,326	8,276	3,970
Net interest income	7,394	7,353	14,527	14,908
Credit loss expense	444	325	655	568
Net interest income after credit loss expense	6,950	7,028	13,872	14,340
Noninterest income:				
Service charges and fees on deposit accounts	78	84	147	169
Debit card/ATM revenue, net	164	149	322	300
Mortgage banking revenue, net	125	75	196	129
Income from bank-owned life insurance	102	96	202	190
Other income	58	59	113	116
Total noninterest income	527	463	980	904
Noninterest expense:				
Salaries and employee benefits	3,024	2,743	5,889	5,495
Occupancy and equipment	425	399	830	808
Professional fees	142	132	296	267
Marketing	299	250	573	473
FDIC assessment	106	87	214	171
Software maintenance, amortization and other	541	294	945	571
Other	613	616	1,244	1,191
Total noninterest expense	5,150	4,521	9,991	8,976
Earnings before income taxes	2,327	2,970	4,861	6,268
Income taxes	553	713	1,156	1,510
Net earnings	$ 1,774	$ 2,257	$ 3,705	$ 4,758
Earnings per common share:				
Basic	$ 0.54	$ 0.71	$ 1.13	$ 1.49
Diluted	$ 0.54	$ 0.70	$ 1.12	$ 1.48
Cash dividends per common share(1)	$ -	$ -	$ 0.25	$ 0.22

(1) Annual cash dividends were paid during the first quarters of 2024 and 2023.

Condensed Consolidated Statements of Earnings (unaudited)

(in thousands except per share amounts)

	2Q'24	1Q'24	4Q'23	3Q'23	2Q'23
Interest income:					
Loans	$ 10,627	$ 9,962	$ 9,658	$ 9,019	$ 8,570
Debt securities	852	896	921	919	925
Other	259	207	287	244	184
Total interest income	11,738	11,065	10,866	10,182	9,679
Interest expense:					
Deposits	4,090	3,677	3,351	2,691	1,917
FHLB advances and other borrowings	254	255	262	304	409
Total interest expense	4,344	3,932	3,613	2,995	2,326
Net interest income	7,394	7,133	7,253	7,187	7,353
Credit loss expense	444	211	707	175	325
Net interest income after credit loss expense	6,950	6,922	6,546	7,012	7,028
Noninterest income:					
Service charges and fees on deposit accounts	78	69	96	92	84
Debit card/ATM revenue, net	164	158	136	137	149
Mortgage banking revenue, net	125	71	102	121	75
Income from bank-owned life insurance	102	100	99	100	96
Other income	58	55	59	49	59
Total noninterest income	527	453	492	499	463
Noninterest expense:					
Salaries and employee benefits	3,024	2,865	2,813	2,864	2,743
Occupancy and equipment	425	405	412	427	399
Professional fees	142	154	143	149	132
Marketing	299	274	215	215	250
FDIC assessment	106	108	85	104	87
Software maintenance, amortization and other	541	404	302	341	294
Other	613	631	676	623	616
Total noninterest expense	5,150	4,841	4,646	4,723	4,521
Earnings before income taxes	2,327	2,534	2,392	2,788	2,970
Income taxes	553	603	562	668	713
Net earnings	$ 1,774	$ 1,931	$ 1,830	$ 2,120	$ 2,257
Basic earnings per common share	$ 0.54	$ 0.59	$ 0.56	$ 0.66	$ 0.71
Diluted earnings per common share	$ 0.54	$ 0.59	$ 0.55	$ 0.66	$ 0.70

Condensed Consolidated Balance Sheets

(in thousands)

	2Q'24 (Unaudited)	1Q'24 (Unaudited)	4Q'23 (Unaudited)	3Q'23 (Unaudited)	2Q'23 (Unaudited)
Assets					
Cash & cash equivalents	$ 50,875	$ 23,474	$ 28,416	$ 22,404	$ 21,799
Debt securities available for sale	99,798	117,413	124,475	123,838	126,792
Debt securities held to maturity	13,267	11,861	11,850	11,838	11,827
Loans, held for sale	5,505	3,583	5,288	5,182	6,614
Loans, net	684,762	666,826	646,127	628,974	614,744
Federal Home Loan Bank stock	1,073	1,548	1,283	1,758	1,895
Premises & equipment, net	7,266	7,406	7,476	7,613	7,746
Right of use lease asset	2,711	2,767	2,823	2,879	2,934
Accrued interest receivable	3,579	3,465	3,114	2,671	2,713
Bank-owned life insurance	17,123	17,021	16,921	16,822	16,722
Other real estate owned	-	-	-	117	-
Other assets	7,422	7,296	6,755	7,889	7,253
Total Assets	$ 893,381	$ 862,660	$ 854,528	$ 831,985	$ 821,039
Liabilities and Stockholders' Equity					
Liabilities:					
Noninterest-bearing demand deposits	$ 206,158	$ 201,083	$ 189,426	$ 193,439	$ 189,362
Savings, NOW and money-market deposits	479,162	462,601	476,826	451,492	450,820
Time deposits	105,050	88,029	82,436	77,876	62,646
Total Deposits	790,370	751,713	748,688	722,807	702,828
Other borrowings	-	-	-	-	-
FHLB Advances	10,000	20,000	15,000	25,000	35,000
Official checks	939	831	2,377	717	1,114
Operating lease liability	2,913	2,963	3,013	3,062	3,111
Other liabilities	5,648	5,714	5,474	5,612	4,816
Total Liabilities	809,870	781,221	774,552	757,198	746,869
Total Stockholders' Equity	83,511	81,439	79,976	74,787	74,170
Total Liabilities and Stockholders' Equity	$ 893,381	$ 862,660	$ 854,528	$ 831,985	$ 821,039

Results of Operations (unaudited)

(dollars in thousands)

	2Q'24			1Q'24			2Q'23		
	Average Balance	Interest and Dividends	Yield/ Rate(5)	Average Balance	Interest and Dividends	Yield/ Rate(5)	Average Balance	Interest and Dividends	Yield/ Rate(5)
Interest-earning assets:									
Loans(1)	$ 685,946	$ 10,536	6.14%	$ 660,024	$ 9,891	5.99%	$ 613,318	$ 8,465	5.52%
Loans held for sale	5,670	91	6.42	4,878	71	5.82	8,466	105	4.96
Debt securities	122,472	852	2.78	133,588	896	2.68	140,699	925	2.63
Other(2)	19,318	259	5.36	14,538	207	5.70	15,646	184	4.70
Total interest-earning assets	833,406	$ 11,738	5.63%	813,028	$ 11,065	5.44%	778,129	$ 9,679	4.98%
Noninterest-earning assets	40,418			39,534			39,540		
Total assets	$ 873,824			$ 852,562			$ 817,669		
Interest-bearing liabilities:									
Savings, NOW and money-market deposits	$ 467,312	$ 3,031	2.59%	$ 464,991	$ 2,828	2.43%	$ 453,129	$ 1,585	1.40%
Time deposits	99,583	1,059	4.25	84,832	849	4.00	55,192	332	2.41
Total interest-bearing deposits	566,895	4,090	2.89	549,823	3,677	2.68	508,321	1,917	1.51
FHLB advances and other borrowings	20,608	254	4.93	21,131	255	4.83	32,113	409	5.09
Total interest-bearing liabilities	587,503	$ 4,344	2.96%	570,954	$ 3,932	2.75%	540,434	$ 2,326	1.72%
Noninterest-bearing deposits	194,955			191,302			195,657		
Noninterest-bearing liabilities	9,780			9,948			8,231		
Stockholders' equity	81,586			80,358			73,347		
Total liabilities and stockholders' equity	$ 873,824			$ 852,562			$ 817,669		
Net earning assets	$ 245,903			$ 242,074			$ 237,695		
Net interest income		$ 7,394			$ 7,133			$ 7,353	
Interest rate spread(3)			2.67%			2.69%			3.26%
Net interest margin(4)			3.55%			3.51%			3.78%

(1) Includes nonaccrual loans
(2) Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock.
(3) Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities
(4) Net interest margin is net interest income divided by total average interest-earning assets, annualized
(5) Annualized on a 30/360 basis

RECONCILIATION OF NON-GAAP DISCLOSURES

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	2Q'24	1Q'24	4Q'23	3Q'23	2Q'23
Net Income					
Net earnings (GAAP)	$ 1,774	$ 1,931	$ 1,830	$ 2,120	$ 2,257
Plus: credit loss expense	444	211	707	175	325
Plus: income taxes	553	603	562	668	713
PTPP(1) net earnings (non-GAAP)	$ 2,771	$ 2,745	$ 3,099	$ 2,963	$ 3,295
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,310,628	3,298,555	3,299,212	3,235,920	3,201,531
EPS, diluted (GAAP)	$ 0.54	$ 0.59	$ 0.55	$ 0.66	$ 0.70
PTPP(1) EPS, diluted (non-GAAP)	$ 0.84	$ 0.83	$ 0.94	$ 0.92	$ 1.03
Return on Average Assets (ROAA)(2)					
Average assets	$ 873,824	$ 852,562	$ 844,835	$ 823,341	$ 817,669
ROAA (GAAP)	0.81%	0.91%	0.87%	1.03%	1.10%
PTPP(1) ROAA (non-GAAP)	1.27%	1.29%	1.47%	1.44%	1.61%
Return on Average Equity (ROAE)(2)					
Average equity	$ 81,586	$ 80,358	$ 74,318	$ 74,962	$ 73,347
ROAE (GAAP)	8.70%	9.61%	9.85%	11.31%	12.31%
PTPP(1) ROAE (non-GAAP)	13.59%	13.66%	16.68%	15.81%	17.97%

(1) Pre-tax, pre-provision
(2) Annualized on a 30/360 basis

ROAA non-GAAP is calculated as PTPP / Average Assets and then annualized. ROAE non-GAAP is calculated as PTPP / Average Common Equity and then annualized.
Source: Internal company documents and documents filed with SEC.

RECONCILIATION OF NON-GAAP DISCLOSURES

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31,				
	2023	2022	2021	2020	2019
Net Income					
Net earnings (GAAP)	$ 8,708	$ 9,681	$ 8,347	$ 4,458	$ 3,542
Plus: credit loss expense	1,450	890	(104)	2,850	1,131
Plus: income taxes	2,740	3,056	2,517	1,295	1,092
PTPP(1) net earnings (non-GAAP)	$ 12,898	$ 13,627	$ 10,760	$ 8,603	$ 5,765
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,251,080	3,193,774	3,142,482	3,134,124	3,159,635
EPS, diluted (GAAP)	$ 2.68	$ 3.03	$ 2.66	$ 1.42	$ 1.12
PTPP(1) EPS, diluted (non-GAAP)	$ 3.97	$ 4.27	$ 3.42	$ 2.74	$ 1.82
Return on Average Assets (ROAA)					
Average assets	$ 815,813	$ 852,272	$ 751,576	$ 595,363	$ 456,797
ROAA (GAAP)	1.07%	1.14%	1.11%	0.75%	0.78%
PTPP(1) ROAA (non-GAAP)	1.58%	1.60%	1.43%	1.45%	1.26%
Return on Average Equity (ROAE)					
Average equity	$ 73,094	$ 65,549	$ 65,179	$ 57,386	$ 53,172
ROAE (GAAP)	11.91%	14.77%	12.81%	7.77%	6.66%
PTPP(1) ROAE (non-GAAP)	17.65%	20.79%	16.51%	14.99%	10.84%

(1) Pre-tax, pre-provision

Source: Internal company documents and documents filed with SEC.

RECONCILIATION OF NON-GAAP DISCLOSURES

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31,				
	2023	2022	2021	2020	2019
Adjusted Average Loan Yield:					
Net loans, excluding loans held for sale	$ 646,127	$ 588,715	$ 490,198	$ 476,661	$ 337,710
Less PPP loans	(36)	(191)	(15,172)	(66,774)	-
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$ 646,091	$ 588,524	$ 475,026	$ 409,887	$ 337,710
Average loans, excluding loans held for sale	$ 613,059	$ 537,304	$ 480,606	$ 429,802	$ 309,350
Less average PPP loans	(108)	(3,061)	(50,315)	(55,529)	-
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 612,951	$ 534,243	$ 430,291	$ 374,273	$ 309,350
Interest on loans, excluding loans held for sale	$ 34,938	$ 25,803	$ 22,598	$ 19,553	$ 15,884
Less interest income and earned fee income on PPP loans	(2)	(776)	(3,358)	(1,725)	-
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 34,936	$ 25,027	$ 19,240	$ 17,828	$ 15,884
Average loan yield, excluding loans held for sale (GAAP)	5.70%	4.80%	4.70%	4.55%	5.13%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	5.70%	4.68%	4.47%	4.76%	5.13%

Source: Internal company documents and documents filed with SEC.